                                                                      EXHIBIT 1A


                                     $350,000,000

                               LCI INTERNATIONAL, INC.

                         7.25% SENIOR NOTES DUE JUNE 15, 2007

                                UNDERWRITING AGREEMENT

                                                                   June 18, 1997

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED
NATIONSBANC CAPITAL MARKETS, INC.
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

         LCI International, Inc., a Delaware corporation (the "Company"), proposes to sell $350,000,000 aggregate principal amount of the Company's 7.25% Senior Notes due June 15, 2007 (the "Securities"). The Securities are to be issued pursuant to an Indenture, dated as of June 23, 1997, (the "Indenture") to be entered into between the Company and First Trust National Association, as trustee, the form of which has been filed as an exhibit to the Registration Statement (as defined below). This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters named in
Schedule 1 hereto (the "Underwriters").

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

              (a) A registration statement on Form S-3 (Registration No. 33-96186) (the "Primary Registration Statement") and one or more amendments thereto, with respect to $300,000,000 aggregate offering price of the Securities have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) such registration statement has become effective under the Securities Act. A second registration statement on Form S-3 (the "Rule 462(b) Registration Statement") with respect to $50,000,000 aggregate offering price of the Securities has also been prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and has been filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof and has become effective. No other document with respect to either such registration statement (or document incorporated by reference therein) has heretofore been filed with the Commission (other than exhibits to the registration statement filed with the Commission on Form 8-K and prospectuses filed or to be filed pursuant to Rule 424(b) of the Rules and Regulations). Copies of such registration statements and any amendments thereto

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                                                                               2



         have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means, with respect to the Primary Registration Statement, the date and the time as of which such registration statement was declared effective by the Commission and, with respect to the Rule 462(b) Registration Statement, the date and the time as of which such registration statement was filed with the Commission; "Effective Date" means the date of the Effective Time of each such registration statement; "Preliminary Prospectus" means each prospectus included in the Primary Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means, collectively, the Primary Registration Statement and the Rule 462(b) Registration Statement, as amended in each case at their respective Effective Times, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 4(a) hereof; and "Prospectus" means such final prospectus, with any changes thereto made by the Company with the consent of the Representatives, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
         Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

              (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to (i) the Trustee's Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and
         (ii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished

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                                                                              3


         to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and described in
         Section 7(e) hereof. The Indenture conforms in all respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder.

              (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, or in the case of any document incorporated by reference in the Prospectus which has been amended prior to the date hereof, as of the date that such amendment was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

              (d) The Company and each of its subsidiaries (as defined in Section 14) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole ("Company Material Adverse Effect")), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

              (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

              (f) The Company has full right, power and authority to execute and deliver this Agreement, the Indenture and the Securities and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement,

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                                                                              4


         the Indenture and the Securities and the consummation of the transactions contemplated by this Agreement and the Indenture have been duly and validly taken.

              (g) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as will not have a Company Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws or the By-Laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture or the Securities by the Company and the consummation of the transactions contemplated hereby and thereby.

              (h) The Indenture, when duly executed by the proper officers of the Company and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture and the Securities conform to the descriptions thereof contained in the Prospectus.

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                                                                              5


              (i) There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

              (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than borrowings under the Company's $700 million revolving credit agreement (the "Credit Agreement") and the Company's $50 million discretionary lines of credit (the "Credit Facilities")), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

              (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

              (l) Arthur Andersen LLP, who have audited certain financial statements of the Company, whose report is incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

              (m) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

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                                                                              6


              (n) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.

              (o) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, except where the failure to have such rights will not have a Company Material Adverse Effect, and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except for such conflicts as will not have a Company Material Adverse Effect.

              (p) Except as described in documents incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Company Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (q) The conditions for use of Form S-3 by the Company, as set forth in the General Instructions thereto, have been satisfied.

              (r) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

              (s) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

              (t) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Company Material Adverse Effect.

              (u) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company

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                                                                              7


         would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

              (v) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, other than tax returns for which a valid extension is pending, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have) a Company Material Adverse Effect.

              (w) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, other than securities issued or granted under the Company's benefit plans,(ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business,(iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

              (x) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization,(B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, and (C) access to its assets is permitted only in accordance with management's authorization.

              (y) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws,(ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for such defaults as will not have a Company Material Adverse Effect, or
         (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization

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                                                                              8


         or permit necessary to the ownership of its properties or assets or to the conduct of its business.

              (z) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

              (aa) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the properties now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Company Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Company Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

              (ab) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         2. PURCHASE OF THE SECURITIES BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to issue and sell the aggregate principal amount of the Securities to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to

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                                                                              9


purchase the principal amount of the Securities set opposite that Underwriter's name in Schedule 1 hereto at a purchase price equal to 98.884% of the principal amount thereof.

         The Company shall not be obligated to deliver any of the Securities, except upon payment for all the Securities to be purchased as provided herein.

         3.  DELIVERY OF AND PAYMENT FOR THE SECURITIES

         Delivery of and payment for the Securities shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "Closing Date." The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Lehman Brothers Inc., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in Federal (same-day) funds by wire transfer to an account designated by the Company for such purpose, by causing DTC to credit the Securities to the account of Lehman Brothers Inc. at DTC. The Company will cause the certificates representing the Securities to be made available to Lehman Brothers Inc. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on June 23, 1997 or such other time and date as Lehman Brothers Inc. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery". Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

         4.  FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

              (a) To prepare the Prospectus in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the

         Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture and the computation of per share earnings),(ii) the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

              (c) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

              (d) The Company will file no amendment to the Registration Statement or supplement to the Prospectus or to any document incorporated by reference in the Prospectus that shall have not been previously submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations or the provisions of this Agreement;

              (e) To make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

              (f) For a period of five years following the Effective Date, upon request to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automatic quotation system upon which the common stock of the Company may be listed or quoted pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

              (g) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation, or to execute a general consent to service of process in any jurisdiction, or to make an undertaking with respect to the conduct of its business; and

              (h) To apply the net proceeds from the sale of the Securities being sold by the Company as set forth in the Prospectus.

         5. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection;(b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto;(c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement;(d) the costs of reproducing and distributing this Agreement;(e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, facsimile, telex or other means of communication;(f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (g)the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters);(h) any fees charged by securities rating services for rating the Securities; and (i) all other costs and expenses incident to the performance of the obligations of the Company.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

              (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

              (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to made the statements therein not misleading.

              (c) All corporate proceedings and other legal matters in connection with this Agreement, the form of the Indenture, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) Willkie Farr & Gallagher shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                   (i) The Company and each of its material subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction listed on Exhibit 1 hereto;

                   (ii) The Company has an authorized capitalization as set
              forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and, to our knowledge, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                   (iii) The Indenture and the Securities conform to the descriptions thereof contained in the Prospectus;

                   (iv) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending against the Company or any of its subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Prospectus but are not described as required;

                   (v) The Registration Statement was declared effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the best knowledge of such Counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                   (vi) The Registration Statement, as of the Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) appear on their face to have complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, or in the case of any document incorporated by reference in the Prospectus which has been amended prior to the date of such opinion, as of the date that such amendment was filed with the Commission, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

                   (vii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                   (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                   (ix) The Company has full right, power and authority to execute and deliver this Agreement, the Indenture and the Securities and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated by this Agreement and the Indenture have been duly and validly taken;

                   (x) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery by the Trustee, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; the Securities are in the form contemplated by the Indenture and have been duly authorized and executed by the Company and, upon the due authentication and delivery thereof by the Trustee pursuant to the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                   (xi) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as will not have a Company Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws and the By-Laws and rules of the NASD in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture or the Securities by the Company and the consummation of the transactions contemplated hereby and thereby;

                   (xii) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

                   (xiii) No approval of the FCC is required in connection with the offering of the Securities; and

                   (xiv) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company and compliance by the Company with the provisions of this Agreement do not and will not violate the Communications Act of 1934, as amended and the rules and regulations of the FCC thereunder (collectively, the "Act") or any order or decision of the FCC.

    In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement (other than the financial statements and related schedules and other financial and statistical data contained therein as to which no opinion need be given), as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, (other than the financial statements and related schedules and other financial and statistical data contained therein as to which no opinion need be given), or in the case of any document incorporated by reference in the Prospectus which has been amended prior to the date of such opinion, as of the date that such amendment was filed with the Commission, contained, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the caption "Description of Notes", "Description of the Debt Securities", "Description of Preferred Stock", "Description of Common Stock", "Description of Outstanding Capital Stock" and"Description of Warrants", insofar as such statements relate to the Securities and concern legal matters.

              (e) Lee Weiner shall have furnished to the Representatives his written opinion, as General Counsel of the Company, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that such counsel does not know of any order, judgment or decree of any court or governmental body of the United States relating to the Act that would be violated by the execution, delivery and performance of this Agreement by the Company and compliance by the Company with the provisions of this Agreement and counsel does not know of any proceeding before the FCC against or involving the properties, systems, licenses or authorizations of the Company or any of its subsidiaries, or of any provision of the Act relevant to such properties, licenses or authorizations required to be described in the Registration Statement or the Prospectus which is not described as required.

              (f) With respect to the letter of Arthur Andersen LLP delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Closing Date
         (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

              (g) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                   (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 6(a) and 6(h) have been fulfilled;

                   (ii) (A)  Neither the Company nor any of its subsidiaries
              has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than borrowings under the Credit Agreement and the Credit Facilities) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus; and

                   (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement, as of the Effective Date, and the Prospectus, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

              (h)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than borrowings under the Credit Agreement and the Credit Facilities) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

              (i) Subsequent to the execution and delivery of this Agreement
         (i) no downgrading shall have occurred in the rating accorded the Company's other debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

              (j) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following:(i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,(ii) a banking moratorium shall have been declared by Federal or state authorities,(iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

              (k) The Guaranty Agreements under the Credit Agreement shall have been released and terminated.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

         7.   INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or
(ii) the omission or alleged omission to state in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and described in Section 7(e) hereof; and PROVIDED FURTHER that as to any preliminary prospectus supplement this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such preliminary prospectus supplement was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(b) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus supplement or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or
(ii) the omission or alleged omission to state in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein and described in Section 7(e) hereof, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that
(i) the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and (ii) the Company shall have the right to employ counsel to represent it and its officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Company against the Underwriters under this Section 7 if, in the reasonable judgment of the Company, it is advisable for the Company and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Underwriters. In no event shall the Company or the Underwriters, as the case may be, be liable for the fees and expenses of more than one such separate counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, the first paragraph on page S-2 of, and the first four paragraphs (including the table) and the sixth, seventh and eighth paragraphs under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         8.   DEFAULTING UNDERWRITERS.

         If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Closing Date if the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 2.
If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on the Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 8, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         9. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 6(h), (i) or (j) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

         10. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (b)the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 9), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

         11. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a)if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

              (b)if to the Company shall be delivered or sent by mail, telex or facsimile transmission to LCI International, Inc., 8180 Greensboro Drive, Suite 800, McLean, Virginia, 22102, Attention: General Counsel (Fax: 703-714-1750), with a copy to Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York, 10022, Attention: William N. Dye (Fax: 212-821-8111);

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 7(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

         12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successor" as used in this Agreement shall be deemed to include a purchaser from any Underwriter of any of the Securities in his status as a purchaser.

         13. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         14. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement,(a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, AS THOSE LAWS APPLY TO CONTRACTS TO BE PERFORMED IN NEW YORK, AND WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES THEREOF.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                       Very truly yours,

                                       LCI INTERNATIONAL, INC.


                                       By   /s/ Joseph A. Lawrence
                                            ---------------------------
                                            Name:  Joseph A. Lawrence
                                            Title:  Senior Vice President -
                                                    Finance and Development
                                                    and Chief Financial Officer

Accepted:

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED
NATIONSBANC CAPITAL MARKETS, INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By  LEHMAN BROTHERS INC.


    By   /s/ Jeffrey  J. Weiss
         ------------------------
         Name:  Jeffrey J. Weiss
         Title:  Managing Director
         Authorized Representative

                                      SCHEDULE 1


                                                                      PRINCIPAL
    UNDERWRITERS                                                        AMOUNT
    ------------                                                      ---------

    Lehman Brothers Inc..............................................84,000,000
    Goldman, Sachs & Co..............................................84,000,000
    Merrill Lynch, Pierce & Fenner & Smith Incorporated..............84,000,000
    NationsBanc Capital Markets, Inc.................................84,000,000
    BNY Capital Markets, Inc........................................  3,500,000
    ABN AMRO Chicago Corporation....................................  3,500,000
    First Chicago Capital Markets, Inc..............................  3,500,000
    First Union Capital Markets Corp................................  3,500,000
                                                                    ___________

    Total..........................................................$350,000,000
                                                                    -----------
                                                                    -----------